SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                          Date of Report: JUNE 14, 2004

                         Commission File Number: 0-15235

                               MITEK SYSTEMS, INC.

             (Exact name of Registrant as specified in its charter)

            DELAWARE                                    87-0418827
            --------                                    ----------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

                         14145 DANIELSON STREET, SUITE B
                                 POWAY, CA 92064
                    ----------------------------------------
                    (Address of principal executive offices)

                                 (858) 513-4600
                                 --------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On June 14, 2004, Mitek Systems, Inc. issued a press release stating that it had completed a $3.0 million private placement with Laurus Master Fund, Ltd. ("Laurus Funds"), a financial institution specializing in funding small and micro-capitalization companies. Under the terms of the private placement agreements, Mitek issued to Laurus Funds a three-year, $3.0 million secured note, convertible into Mitek's common stock, and a warrant to purchase up to 860,000 shares of Mitek's common stock.

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ITEM 7(c). EXHIBITS

99.1     Press release dated June 14, 2004.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      MITEK SYSTEMS, INC.

Date: June 14, 2004                   By: /s/ John M. Thornton
                                          -------------------------------------
                                          John M. Thornton
                                          Chairman of the Board of Directors and
                                          Chief Financial Officer

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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION
-------           ----------------------------------

99.1              PRESS RELEASE DATED JUNE 14, 2004.